Stock transactions (Details) (USD $)	Mar. 31, 2013
Stock transactions
Total of these six put shares issuances resulted in no of shares	9,510,000
Value of the six put shares issuances resulted in	$ 285,000
Value of Stock issued pursuant to the Investment Agreement	270,000
Shares were not issued and proceeds were not received in the additional put	15,000
Shares were issued for which additional proceeds of $50,000 were not received	1,500,000
Amount of additional proceeds not received	$ 50,000